UNIVAR SOLUTIONS INC. AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
Second Amendment
WHEREAS, Univar Solutions Inc. (“Company”) sponsors and maintains the Univar Solutions Inc. Amended and Restated Employee Stock Purchase Plan (the “Plan”);
WHEREAS, pursuant to Section 10.8 of the Plan, the Board of Directors of the Company has authority to amend the Plan; and
WHEREAS, the Company desires to amend the Plan as hereinafter set forth.
NOW THEREFORE, the Plan is hereby amended as follows, effective as of the dates set forth below:
Effective as of May 7, 2020, Section (r) of Article II of the Plan is amended in its entirety to read as follows:
“Omnibus Equity Plan” means the Univar Solutions Inc. 2020 Omnibus Incentive Plan, as may be amended from time to time.
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IN WITNESS WHEREOF, the undersigned authorized individual has executed this Second Amendment to the Plan as of October 28, 2020, to evidence its adoption by Univar Solutions Inc.
UNIVAR SOLUTIONS INC.
By:    /s/ Noelle J. Perkins
Noelle J. Perkins
SVP, General Counsel and Secretary